Exhibit 24.1

Power of Attorney

Each of the undersigned, being a director or officer, or both, of U.S. Silica Holdings, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints W. Andrew Macan or Matthew C. Rinegar, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, resubstitution and revocation and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities: (i) to sign this Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3, any amendments thereto, and all post-effective amendments and supplements to this Registration Statement, and (ii) to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements will comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in any number of counterparts, each of which will constitute an original and all of which, taken together, will constitute one Power of Attorney.

/s/ Bryan A. Shinn Bryan A. Shinn President, Chief Executive Officer and Director	/s/ Donald A. Merril Donald A. Merril Executive Vice President and Chief Financial Officer

/s/ Charles Shaver Charles Shaver Chairman of the Board	/s/ William J. Kacal William J. Kacal Director

/s/ Peter C. Bernard Peter C. Bernard Director	/s/ Bonnie C. Lind Bonnie C. Lind Director

/s/ Diane K. Duren Diane K. Duren Director	/s/ J. Michael Stice J. Michael Stice Director

Date: October 16, 2019